UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

                                                      CLOUGH GLOBAL ALLOCATION FUND

(Name of Registrant as Specified In Its Charter)

ALPS Fund Services, Inc.

Attn: Erin D. Nelson, Esq.

1290 Broadway, Suite 1100, Denver, CO 80203

(720) 917-0602

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on July 15, 2014.

CLOUGH GLOBAL ALLOCATION FUND

Meeting Information

  Meeting Type:            Annual Meeting

  For holders as of:      May 16, 2014

  Date: July 15, 2014       Time: 9:00 A.M. MT

  Location:   1290 Broadway, Suite 1100

                      Denver, Colorado 80203

You are receiving this communication because you hold shares in the fund named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M76262-P54198

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

PROXY STATEMENT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:             www.proxyvote.com

2) BY TELEPHONE:         1-800-579-1639

3) BY E-MAIL*:                  sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 2, 2014 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

M76263-P54198

Voting Items

The Board of Trustees recommends you vote FOR the following:

1.	To Elect three (3) Trustees of the Fund:

01)	Adam D. Crescenzi
02)	Jerry G. Rutledge
03)	Vincent W. Versaci

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

M76264-P54198

Voting Instructions

M76265-P54198

PROXY TABULATOR PO BOX 55909 BOSTON MA 02205-5909	CLOUGH GLOBAL ALLOCATION FUND
2014 Annual Meeting of Shareholders
July 15, 2014 at 9:00 A.M., Mountain Time
1290 Broadway, Suite 1100
Denver, Colorado 80203

*** Your Vote is Important ***

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Shareholders to be Held on July 15, 2014.

Dear Shareholder,

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet and by other means described on the back of this notice. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy materials, including the Annual Meeting Notice, the proxy statement and proxy card are available at www.2voteproxy.com/clough.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the back of this notice on or before July 3, 2014 to facilitate timely delivery.

The 2014 Annual Meeting of Shareholders (the “Annual Meeting”) of Clough Global Allocation Fund will be held on July 15, 2014 at 9:00 a.m. Mountain Time at the offices of the Fund at 1290 Broadway, Suite 1100, Denver, CO 80203. Directions to the meeting can be obtained by calling 1-877-256-8445. The Meeting will be held for the purpose of voting on the following proposal, of which the Board of Trustee’s recommends that you vote FOR:

1.	To Elect (3) Trustees of the Fund:

(1)	Adam D. Crescenzi
(2)	Jerry G. Rutledge
(3)	Vincent W. Versaci

In addition, any other business that may properly come before the Annual Meeting or any adjournment or postponement may be transacted at the Annual Meeting.

You may attend the Annual Meeting and vote your shares at that time. If you cannot attend or do not wish to attend the Annual Meeting, please follow the instructions below to view the materials and vote online or obtain proxy materials via one of the methods listed on the back of this notice. Please vote your proxy promptly so that your shares may be represented at the Annual Meeting. Thank you in advance for your participation.

CLO14-N&A-ALLOC

Online Viewing and Voting is Quick, Easy and Eco-Friendly!
A convenient way to View important Proxy Materials and Vote immediately in 3 simple steps
Step 1: Go to the Electronic Voting Site at www.2voteproxy.com/clough
Step 2: Access and View the Proxy Materials by clicking on the associated links provided.
Step 3: Follow simple instructions on the screen to log in and vote your eligible position(s).

REQUESTING COPIES OF THE PROXY MATERIALS

The proxy statement is available online. If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before July 3, 2014 to facilitate timely delivery.

Internet – Access the Internet and go to www.2voteproxy.com/clough. Follow the instructions to log in and order copies.
Telephone – Call us free of charge at 1-855-382-6348 in the U.S. or Canada using a touch-tone phone and follow the instructions to log in and order copies.
E-mail – Send us an e-mail at materials@2voteproxy.com with “Clough Funds Materials Request” in the subject line. The e-mail must include:
• The 14-digit control # located in the box in the upper right hand corner on the front of this notice.
• Your preference to receive materials via mail -or- to receive an e-mail with links to the electronic materials.
• If you choose e-mail delivery, you must include your e-mail address.
• If you would like this election to apply to delivery of material for all future meetings, write the word
“Permanent” and include the last 4 digits of your social security number or Tax ID number in the e-mail.

HOW TO VOTE: (Please note: You cannot vote by returning this Notice)

To vote your eligible position(s), you must either (1) vote online via the Internet (as instructed on the front of this notice) or (2) request a copy of a full set of proxy materials, which includes a proxy voting card (as instructed above). If you wish to vote at the meeting, then bring this notice and proper identification with you.

WE NEED YOUR VOTE AS SOON AS POSSIBLE.

YOUR PROMPT ATTENTION WILL HELP US AVOID THE EXPENSE

OF FURTHER SOLICITATION.

THANK YOU IN ADVANCE FOR YOUR PARTICIPATION.

CLO14-N&A-ALLOC